UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21879

Oppenheimer Rochester Massachusetts Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: March 31

Date of reporting period: 6/30/2014

Item 1.	Schedule of Investments.

STATEMENT OF INVESTMENTS June 30, 2014 Unaudited

Principal Amount		Coupon	Maturity	Value
Municipal Bonds and Notes—108.4%
Massachusetts—71.8%
$500,000	Berkshire, MA Power Cooperative Corp.[1]	5.250%	07/01/2027	$543,455
140,000	Boston, MA Industrial Devel. Financing Authority (Crosstown Center Hotel)	6.500	09/01/2035	104,730
475,000	Boston, MA Industrial Devel. Financing Authority (Harbor Electric Energy)	7.375	05/15/2015	477,422
50,000	Bourne, MA GO	5.100	05/15/2016	50,203
10,000	Brockton, MA GO	4.750	06/15/2017	10,035
20,000	Dudley, MA GO1	5.600	05/01/2020	20,057
25,000	Dudley, MA GO	5.500	05/01/2017	25,110
95,000	Hanson, MA GO1	4.500	04/15/2022	95,638
35,000	Lynn, MA Water & Sewer Commission[1]	5.000	12/01/2032	35,122
185,000	MA Bay Transportation Authority[1]	6.200	03/01/2016	195,012
250,000	MA Devel. Finance Agency (Brandeis University)[1]	5.000	10/01/2040	278,102
1,000,000	MA Devel. Finance Agency (Cambridge Friends School)[1]	5.750	09/01/2018	1,001,470
825,000	MA Devel. Finance Agency (Eastern Nazarene College)[1]	5.625	04/01/2019	825,033
1,140,000	MA Devel. Finance Agency (Eastern Nazarene College)[1]	5.625	04/01/2029	1,140,764
800,000	MA Devel. Finance Agency (Emerson College)[1]	5.500	01/01/2030	872,144
250,000	MA Devel. Finance Agency (Evergreen Center)[1]	5.500	01/01/2035	250,447
20,000	MA Devel. Finance Agency (Evergreen Center)[1]	5.000	01/01/2024	20,062
500,000	MA Devel. Finance Agency (Foxborough Regional Charter School)[1]	7.000	07/01/2042	561,820
100	MA Devel. Finance Agency (Groves-Lincoln Senior Living Facility)	7.875	06/01/2044	27,347
100	MA Devel. Finance Agency (Groves-Lincoln Senior Living Facility)	7.500	06/01/2029	82,041
30,000	MA Devel. Finance Agency (Hampshire College)[1]	5.625	10/01/2024	30,161
1,000,000	MA Devel. Finance Agency (Lasell College)[1]	6.000	07/01/2031	1,144,400
1,418,083	MA Devel. Finance Agency (Linden Ponds)[1]	6.250	11/15/2046	1,143,088
75,280	MA Devel. Finance Agency (Linden Ponds)[1]	5.500	11/15/2046	53,473
374,433	MA Devel. Finance Agency (Linden Ponds)	(0.179)[2]	11/15/2056	1,677
415,000	MA Devel. Finance Agency (Loomis Communities)	6.000	01/01/2033	452,155
510,000	MA Devel. Finance Agency (Massdevel./Saltonstall Building Redevel. Corp.)[1]	5.125	08/01/2028	510,484
500,000	MA Devel. Finance Agency (Mount Holyoke College)[1]	5.000	07/01/2041	536,430
650,000	MA Devel. Finance Agency (Northeastern University)	5.000	10/01/2029	727,486
750,000	MA Devel. Finance Agency (Olin College)	5.000	11/01/2038	814,920
585,000	MA Devel. Finance Agency (Pacific Rim Charter Public School)[1]	5.125	06/01/2031	581,051
1,000,000	MA Devel. Finance Agency (Partners Healthcare System)[1]	5.000	07/01/2041	1,090,180
550,000	MA Devel. Finance Agency (Seven Hills Foundation & Affiliates)[1]	5.000	09/01/2035	550,984
35,000	MA Devel. Finance Agency (Seven Hills Foundation & Affiliates)[1]	5.500	09/01/2027	35,032

1	OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Massachusetts (Continued)
$20,000	MA Devel. Finance Agency (Seven Hills Foundation & Affiliates)	5.100%	09/01/2018	$20,080
60,000	MA Devel. Finance Agency (Seven Hills Foundation & Affiliates)[1]	5.500	09/01/2022	60,092
205,000	MA Devel. Finance Agency (Symmes Life Care)[1]	5.000	03/01/2035	205,125
1,000,000	MA Devel. Finance Agency (TCHC/TCMCC Obligated Group)[1]	5.000	10/01/2034	1,139,800
1,000,000	MA Devel. Finance Agency (Tufts Medical Center)[1]	7.250	01/01/2032	1,211,880
405,000	MA Devel. Finance Agency (VOA Ayer)[1]	6.200	02/20/2046	430,543
1,000,000	MA Devel. Finance Agency (VOA Concord)[1]	5.200	11/01/2041	899,490
515,000	MA Devel. Finance Agency (Wheelock College)[1]	5.250	10/01/2037	527,628
10,000	MA Devel. Finance Agency (Williston Northampton School)[1]	5.000	10/01/2037	10,092
195,000	MA Educational Financing Authority, Series A1,3	4.600	01/01/2022	200,887
3,535,000	MA Educational Financing Authority, Series H4	6.350	01/01/2030	3,471,575
500,000	MA H&EFA (Baystate Medical Center)[1]	5.500	07/01/2028	552,775
145,000	MA H&EFA (Beverly Hospital Corp.)[1,3]	5.250	07/01/2023	145,217
1,090,000	MA H&EFA (Catholic Health East)[1]	6.250	11/15/2032	1,253,042
500,000	MA H&EFA (Children’s Hospital)[1]	5.250	12/01/2039	553,630
500,000	MA H&EFA (Covenant Health System/Surgicenter at St. Joseph Hospital Obligated Group)[1]	5.000	07/01/2031	517,765
430,000	MA H&EFA (East Concord Medical Foundation)[1]	6.450	03/01/2020	430,740
125,000	MA H&EFA (Emerson Hospital)[1]	5.000	08/15/2035	119,648
25,000	MA H&EFA (Fisher College)[1]	5.125	04/01/2037	24,948
1,330,000	MA H&EFA (Fisher College)[1]	5.125	04/01/2030	1,337,554
325,000	MA H&EFA (Harvard Pilgrim Health Care/Pilgrim Health Care Obligated Group)	5.000	07/01/2018	326,297
250,000	MA H&EFA (Harvard Pilgrim Health Care/Pilgrim Health Care Obligated Group)	5.000	07/01/2014	250,035
25,000	MA H&EFA (Harvard Pilgrim Health Care/Pilgrim Health Care Obligated Group)[1]	4.750	07/01/2022	25,046
10,000	MA H&EFA (Partners Healthcare System)	5.000	07/01/2020	10,038
120,000	MA H&EFA (Simmons College)[1]	5.125	10/01/2028	120,148
5,000	MA H&EFA (Simmons College)[1]	5.000	10/01/2019	5,012
610,000	MA H&EFA (Simmons College)[1]	8.000	10/01/2039	664,083
90,000	MA H&EFA (Simmons College)[1]	8.000	10/01/2029	98,218
295,000	MA H&EFA (South Shore Hospital)[1]	6.500	07/01/2022	319,385
500,000	MA H&EFA (Springfield College)[1]	5.500	10/15/2031	545,245
500,000	MA H&EFA (Suffolk University)[1]	6.250	07/01/2030	581,785
45,000	MA H&EFA (UMass Memorial Health Care/UMass Memorial Medical Center Obligated Group)[1]	5.000	07/01/2018	45,108
600,000	MA H&EFA (UMass Memorial Health Care/UMass Memorial Medical Center Obligated Group)[1]	5.000	07/01/2028	600,240
100,000	MA H&EFA (University of Massachusetts)[1]	5.000	10/01/2029	101,224
1,110,000	MA HFA (Rental Hsg.)[1,3]	5.050	07/01/2018	1,125,507
40,000	MA HFA (Single Family Hsg.)[1]	5.000	12/01/2037	40,416
420,000	MA HFA, Series A1	5.100	12/01/2030	440,580
65,000	MA HFA, Series A1	5.200	12/01/2033	67,510
25,000	MA HFA, Series A1	5.000	12/01/2028	25,240
5,000	MA HFA, Series A1	5.250	07/01/2025	5,006

2	OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Massachusetts (Continued)
$95,000	MA HFA, Series A1	5.100%	12/01/2027	$97,255
35,000	MA HFA, Series A1	5.200	12/01/2037	35,490
750,000	MA HFA, Series B1	5.250	12/01/2030	783,278
295,000	MA HFA, Series B1	5.500	06/01/2041	307,679
500,000	MA HFA, Series C1	5.000	12/01/2030	516,785
20,000	MA HFA, Series C1	5.125	12/01/2039	20,909
480,000	MA HFA, Series C1	5.300	12/01/2037	487,622
750,000	MA HFA, Series E1	5.000	12/01/2043	802,583
245,000	MA HFA, Series F1	5.700	06/01/2040	255,060
15,000	MA Industrial Finance Agency (Berkshire Retirement Community)	6.625	07/01/2016	15,050
190,000	MA Industrial Finance Agency (Cambridge Friends School)[1]	5.800	09/01/2028	190,049
125,000	MA Industrial Finance Agency (Chelsea Jewish Nursing Home)[1]	6.500	08/01/2037	125,278
1,130,000	MA Port Authority (Delta Air Lines)[1]	5.000	01/01/2027	1,130,068
30,000	MA Port Authority (Delta Air Lines)[1]	5.200	01/01/2020	30,011
120,000	MA Port Authority (Delta Air Lines)[1]	5.000	01/01/2021	120,014
380,000	MA Port Authority (US Airways)[1]	5.750	09/01/2016	381,364
1,910,000	MA Port Authority (US Airways)[1]	5.875	09/01/2023	1,917,010
830,000	MA Port Authority (US Airways)[1]	6.000	09/01/2021	833,121
500,000	MA Port Authority Facilities[1]	5.125	07/01/2041	532,330
675,000	MA Port Authority Facilities	5.000	07/01/2037	730,688
45,000	MA Water Pollution Abatement Trust	5.125	02/01/2031	45,171
10,000	MA Water Pollution Abatement Trust	5.000	08/01/2032	10,037
10,000	MA Water Pollution Abatement Trust	5.500	08/01/2030	10,042
10,000	MA Water Pollution Abatement Trust	5.250	08/01/2014	10,017
200,000	MA Water Pollution Abatement Trust[1]	5.250	08/01/2033	200,766
125,000	Martha’s Vineyard, MA Land Bank	5.000	05/01/2032	125,452
25,000	Martha’s Vineyard, MA Regional High School District No. 100	5.000	12/15/2014	25,103
100,000	Masconomet, MA Regional School District[1]	5.000	03/15/2023	100,390
500,000	Monson, MA GO	5.000	11/01/2016	506,960
5,000	Tauton, MA GO	5.000	03/01/2019	5,019
75,000	Wareham, MA Fire District	5.150	07/15/2014	75,157
195,000	Wareham, MA Fire District[1]	5.300	07/15/2018	195,474
185,000	Wareham, MA Fire District	5.250	07/15/2016	185,768
195,000	Wareham, MA Fire District[1]	5.300	07/15/2019	195,441
100,000	Wenham, MA GO1	5.000	06/01/2020	100,286
15,000	Worcester, MA GO	5.500	08/15/2016	15,065
				43,913,961

U.S. Possessions—36.6%
500,000	Guam Government Business Privilege[1]	5.250	01/01/2036	526,420
250,000	Guam Government Waterworks Authority & Wastewater System[1]	5.875	07/01/2035	252,968
750,000	Guam International Airport Authority	6.000	10/01/2034	852,105
125,000	Guam Power Authority, Series A	5.000	10/01/2030	138,853
125,000	Guam Power Authority, Series A	5.000	10/01/2023	145,609

3	OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$1,000,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)[1]	5.625%		06/01/2047	$781,600
1,000,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)	7.324	[2]	06/01/2057	18,280
1,150,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	1,161,603
2,775,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	2,418,079
1,010,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	905,586
36,430,000	Puerto Rico Children’s Trust Fund (TASC)	6.725	[2]	05/15/2050	2,352,649
24,500,000	Puerto Rico Children’s Trust Fund (TASC)	5.118	[2]	05/15/2057	358,190
12,000,000	Puerto Rico Children’s Trust Fund (TASC)	8.101	[2]	05/15/2055	310,320
1,500,000	Puerto Rico Commonwealth GO1	6.000		07/01/2039	1,098,150
750,000	Puerto Rico Commonwealth GO1	6.500		07/01/2037	573,263
500,000	Puerto Rico Commonwealth GO	5.750		07/01/2028	369,510
750,000	Puerto Rico Electric Power Authority, Series A	5.000		07/01/2042	332,475
165,000	Puerto Rico Electric Power Authority, Series CCC[1]	5.250		07/01/2027	73,116
500,000	Puerto Rico Electric Power Authority, Series XX1	5.250		07/01/2040	221,630
730,000	Puerto Rico Electric Power Authority, Series ZZ1	5.250		07/01/2026	323,470
250,000	Puerto Rico Highway & Transportation Authority[1]	5.300		07/01/2035	193,815
35,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	5.600		10/01/2014	34,596
705,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.250		10/01/2024	500,952
1,770,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500		10/01/2037	1,068,461
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.125		04/01/2032	86,579
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000		04/01/2027	90,338
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375		04/01/2042	83,936
100,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000		10/01/2042	81,916
1,000,000	Puerto Rico Public Buildings Authority[1]	6.500		07/01/2030	763,910
1,665,000	Puerto Rico Public Buildings Authority[1]	6.750		07/01/2036	1,311,371
500,000	Puerto Rico Public Buildings Authority[1]	7.000		07/01/2025	409,175
1,000,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.500		08/01/2044	862,180
1,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.160	[2]	08/01/2034	188,590
800,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.750		08/01/2037	652,624
500,000	Puerto Rico Sales Tax Financing Corp., Series C1	5.750		08/01/2057	465,590
1,000,000	Puerto Rico Sales Tax Financing Corp., Series C1	0.000	[5]	08/01/2032	803,890
350,000	Puerto Rico Sales Tax Financing Corp., Series C1	6.000		08/01/2042	291,291
500,000	V.I. Public Finance Authority (Matching Fund Loan Note)[1]	5.000		10/01/2029	537,550
290,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000		05/15/2021	286,964
500,000	V.I. Water & Power Authority, Series A1	5.000		07/01/2031	452,605

					22,380,209

Total Investments, at Value (Cost $70,419,529)—108.4%					66,294,170
Net Other Assets (Liabilities)—(8.4)					(5,129,356)

Net Assets—100.0%					$61,164,814

4	OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings.

2. Zero coupon bond reflects effective yield on the date of purchase.

3. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after June 30, 2014. See accompanying Notes.

4. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See accompanying Notes.

5. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

To simplify the listings of securities, abbreviations are used per the table below:

GO	General Obligation
H&EFA	Health and Educational Facilities Authority
HFA	Housing Finance Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
ROLs	Reset Option Longs
TASC	Tobacco Settlement Asset-Backed Bonds
TCHC	The Children’s Hospital Corporation
TCMCC	The Children’s Medical Center Corporation
UMass	University of Massachusetts
V.I.	United States Virgin Islands
VOA	Volunteers of America

5	OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS June 30, 2014 Unaudited

Oppenheimer Rochester Massachusetts Municipal Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a broker dealer (the “sponsor”). The sponsor creates a trust (the “Trust”) into which it deposits the underlying municipal bond. The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

6	OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly purchase the underlying municipal bond from the Trust by paying to the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. Through the exercise of either of these rights, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically

7	OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of June 30, 2014, the Fund’s maximum exposure under such agreements is estimated at $2,825,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities in the annual and semiannual reports (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities in the annual and semiannual reports equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations in the annual and semiannual reports, while interest payable on the related short-

8	OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

term floating rate securities is recorded as interest expense. At June 30, 2014, municipal bond holdings with a value of $3,471,575 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $2,825,000 in short-term floating rate securities issued and outstanding at that date.

At June 30, 2014, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$ 555,000	MA Educational Financing Authority ROLs[3]	32.294%	1/1/30	$646,575

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities in the annual and semiannual reports, and interest on the security is recorded as investment income on the Fund’s Statement of Operations in the annual and semiannual reports.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $2,825,000 as of June 30, 2014.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a

9	OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of June 30, 2014, the Fund had sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Sold securities	$210,000

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued

10	OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific

11	OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of June 30, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Massachusetts	$—	$43,804,573	$109,388	$43,913,961
U.S. Possessions	—	22,380,209	—	22,380,209

Total Assets	$—	$66,184,782	$109,388	$66,294,170

12	OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2014 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$67,837,113 [1]

Gross unrealized appreciation	$2,512,492

Gross unrealized depreciation	(6,673,163)

Net unrealized depreciation	$(4,160,671)

1. The Federal tax cost of securities does not include cost of $2,617,728, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note.

13	OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

Item 2.	Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/30/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Massachusetts Municipal Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	8/8/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	8/8/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	8/8/2014